EXHIBIT 10.35

                            PLACEMENT AGENT AGREEMENT

                                          Dated as of: May 12, 1997

International Capital Growth, Ltd.
660 Steamboat Road
2nd Floor
Greenwich, Connecticut  06830
Attention:  Michael S. Jacobs
            Senior Vice President

Ladies and Gentlemen:

      The undersigned, First American Railways, Inc., a Nevada corporation (the "Company"), hereby agrees with International Capital Growth, Ltd., a Delaware corporation ("ICG"), as follows:

1. OFFERING.

    A. The Company hereby engages ICG to act as its exclusive placement agent in connection with the issuance and sale of up to $7,500,000 of securities of the Company (not including the over-allotment option referenced in Section 1(B) hereof) (the "Offering").

    B. In the Offering, the Company shall issue up to a maximum of 150 units (the "Units") at $50,000 per Unit. The issuance of Units may be increased in the discretion of the Company and ICG by up to an additional 50 Units to cover over-allotments. Each Unit consists of (a) a convertible subordinated note (the "Note") in the principal amount of $50,000 bearing interest at 8% per annum and
(b) 5,000 shares (the "Unit Shares") of common stock of the Company, $.001 par value per share (the "Common Stock"). The principal amount of the Note and any accrued but unpaid interest thereon shall be due and payable sixty (60) months from the date of the first closing of the Offering, unless converted by the holder thereof. The Notes may not be prepaid by the Company. Interest on the Note shall be paid in cash semi-annually on June 30 and December 31, commencing December 31, 1997. Each noteholder, at his option, may convert all, but not less than all, of the principal amount of his Note, together with accrued but unpaid interest, into shares of Common Stock (the "Note Shares") at any time prior to maturity at a conversion price of $3.50 per share (subject to adjustment under certain circumstances). The Company's obligations under the Notes shall be unsecured and the Notes shall be subordinate to previously issued and future indebtedness of the Company. The Note will be in substantially the form of an exhibit attached to the Confidential Private Offering Memorandum, dated the date hereof, which has been prepared by the Company (such memorandum, together with all amendments thereof and supplements and exhibits thereto is referred to herein as the "Memorandum").

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    C. All of such securities are subject to the terms and conditions set forth in the respective certificate representing such securities, in the Company's charter documents and in the respective Subscription Agreements for U.S. and Non-U.S. Persons (collectively, the "Subscription Agreements") to be executed by each purchaser, as the case may be, and the Company. The Units, the Notes, the Unit Shares, the Note Shares and the Placement Agent Shares (as defined in
Section 5(G) hereof), are hereinafter sometimes referred to as the "Securities." The Units will be offered without registration under the Securities Act. Purchasers of the Units will be granted certain registration rights with respect to the Securities held by them, as more fully set forth in the Subscription Agreements.

    D. The 200,000 Units (including the over-allotment option) will be offered by ICG on a "best efforts" basis. The Company will issue the appropriate securities at the respective closing(s) for the Offering (each, a "Closing") after subscriptions have been received and accepted by the Company and when funds from investors have cleared the banking system in the normal course of business. Each Closing shall take place at the offices of Orrick, Herrington & Sutcliffe LLP, counsel to ICG, at 666 Fifth Avenue, New York, New York 10103, or such other place as shall be agreed upon by ICG and the Company, at such time as shall be determined by ICG.

    E. The Offering shall commence on the date of the Memorandum and shall terminate on September 30, 1997, unless extended by ICG and the Company in their sole discretion (such date, as the same may be extended, is hereinafter referred to as the "Termination Date"; the period commencing on the date hereof and ending on the Termination Date is sometimes referred to herein as the "Offering Period").

2. INFORMATION.

    A. Up to 200 Units will be offered by ICG during the Offering Period. ICG shall not be obligated to sell any Units and shall only be obligated to offer the Units on a "best efforts" basis.

    B. The Units will have the terms set forth in and will be offered by the Company by means of the Memorandum. Payment for the Units shall be made by check with respect to U.S. purchasers and wire transfer with respect to non-U.S. purchasers, as more fully described in the respective Subscription Agreements. Subscriptions for partial Units may be accepted at the discretion of the Company and ICG. ICG and the Company agree that the Units will be offered and sold only to qualified non-U.S. Persons in compliance with Regulation S promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and to "accredited investors" within the meaning of Rule 501 of Regulation D ("Accredited Investors") promulgated by the Commission under the Securities Act and Rule 506 of Regulation D of the Securities Act.

    C. All funds received from subscriptions will be promptly transmitted pursuant to the terms of an escrow agreement to the escrow account designated for the Offering at Continental Stock Transfer & Trust Company (the "Escrow Agent"). In the event that a Closing occurs, the funds

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received in respect of the Units closed on will be forwarded to the Company, against delivery of the appropriate amount of the securities offered, net of (i) the placement agent commission equal to ten percent (10%) of the gross proceeds from the sale of the Units closed on, (ii) the non-accountable expense allowance equal to two percent (2%) of the gross proceeds from the sale of the Units closed on, (iii) legal fees (such legal fees not to exceed $50,000, including $35,000 from the Offering and $15,000 from a prior terminated offering of the Company) and expenses of ICG's counsel and (iv) "Blue Sky" filing and legal fees (such filing and legal fees not to exceed $10,000) and expenses related to each, to the extent not previously paid.

    D. At each Closing, the Company shall pay or cause to be paid by, at the option of ICG, certified or official bank check or wire transfer, to the extent not previously paid by the Company or the Escrow Agent to ICG or its counsel, as applicable, (i) the placement agent commission equal to ten percent (10%) of the gross proceeds from the sale of the aggregate number of Units closed on, (ii) the non-accountable expense allowance equal to two percent (2%) of the gross proceeds from the sale of the aggregate number of Units closed on, (iii) legal fees (such legal fees not to exceed $50,000, including $35,000 from the Offering and $15,000 from a prior terminated offering of the Company) and expenses of ICG's counsel and (v) "Blue Sky" filing and legal fees (such filing and legal fees not to exceed $10,000) and expenses related thereto, to the extent not previously paid. In addition to the foregoing, the Company shall be responsible for the fees and expenses identified in Sections 5, 6, 7, 8 and 10 hereof, which expenses shall not be deemed to be commissions.

    E. The Company reserves the right to reject any subscriber, in whole or in part, in its sole discretion. Notwithstanding anything to the contrary contained in this Section 2(E), the Company's right to reject a subscriber shall lapse upon the earlier to occur of (a) acceptance of such subscription and (b) ten
(10) days after receipt by the Company or its agent of the fully completed and duly executed subscription documents from ICG with respect to such subscriber. Funds received by the Escrow Agent or the Company from any subscriber whose subscription is rejected will be returned to such subscriber, without deduction therefrom or interest thereon, but no sooner than such funds have cleared the banking system in the normal course of business.

3.  Representations, Warranties and Covenants of ICG.

    A. ICG represents, warrants and covenants as follows:

       (i) ICG has the necessary power to enter into this Agreement and to consummate the transactions contemplated hereby.

       (ii) ICG is a corporation duly formed and validly existing under the laws of the State of Delaware; the execution and delivery by ICG of this Agreement and the consummation of the transactions herein contemplated will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which ICG is a party or by which ICG or its properties are bound, or any judgment, decree, order or, to ICG's knowledge, any statute, rule or regulation applicable to ICG. This Agreement, when

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    executed and delivered by ICG, will constitute the legal, valid and binding obligation of ICG, enforceable in accordance with its terms, except to the extent that (a) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof is subject to general principles of equity, or (c) the indemnification provisions hereof may be held to be violative of public policy.

       (iii) ICG will deliver to each purchaser, prior to any submission by such person of a written offer relating to the purchase of the Units, a copy of the Memorandum with respect to the Offering, as may have been most recently amended or supplemented by the Company.

       (iv) Upon receipt of an executed Subscription Agreement, ICG will promptly forward copies of the subscription documents to the Company or its counsel and shall arrange for the forwarding of all consideration received for such Units to the Escrow Agent to be held in escrow.

       (v) ICG will not deliver the Memorandum to any person it does not reasonably believe to be an Accredited Investor or a non-U.S. Person.

       (vi) ICG will not intentionally take any action which it reasonably believes would cause the Offering to violate the provisions of the Securities Act, the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or the respective rules and regulations promulgated thereunder (the "Rules and Regulations").

       (vii) ICG shall use all reasonable efforts to determine (a) whether any prospective purchaser is an Accredited Investor or a non-U.S. Person and (b) that any information furnished by a prospective investor is true and accurate. ICG shall have no obligation to insure that (a) any check, note, draft or other means of payment for the Units will be honored, paid or enforceable against the subscriber in accordance with its terms, or (b) subject to the performance of ICG's obligations and the accuracy of ICG's representations and warranties hereunder, (i) the Offering is not subject to the registration requirements of the Securities Act, any applicable foreign law or state "Blue Sky" law or (ii) any prospective purchaser is an Accredited Investor or non-U.S. Person.

       (viii) ICG is a member of the National Association of Securities Dealers, Inc. and is a broker-dealer registered as such under the Exchange Act and under the securi ties laws of the states in which the Units will be offered or sold by ICG, unless an exemption for such state registration is available to ICG. ICG is in material compliance with all material rules and regulations applicable to ICG generally and applicable to ICG's participation in the Offering.

4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

   A. THE COMPANY REPRESENTS AND WARRANTS AS FOLLOWS:

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      (i)     This Agreement, the Escrow Agreement and the Subscription
    Agreements have been, or will be upon execution and delivery, duly and validly authorized by the Company and are, or with respect to the Subscription Agreements will be, valid and binding agreements of the Company, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity or (c) the indemnification provisions hereof or thereof may be held to be violative of public policy. The Securities have been duly authorized and, when issued and paid for in accordance with the Memorandum, this Agreement and the Subscription Agreements, the certificates representing each of such securities will be valid and binding obligations of the Company, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, and (b) the enforceability thereof is subject to general principles of equity. All corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken by the Company.

      (ii) When issued and paid for in accordance with the terms of the Memorandum, this Agreement and the Subscription Agreements, the Notes will constitute valid and binding obligations of the Company to issue and sell, upon conversion thereof in accordance with their terms, the number and type of security of the Company called for thereby. The Notes, the Unit Shares, the Placement Agent Shares and, upon conversion of the Notes in accordance with their terms, the Note Shares, will, at the time each such security is issued by the Company, be validly issued, fully paid and non-assessable; the holders thereof will not be subject to personal liability solely by reason of being such holders; such securities are not and will not be subject to the preemptive rights of any shareholder of the Company.


      (iii) All issued and outstanding securities of each of the Company and The Durango & Silverton Narrow Gauge Railroad Company, a Colorado corporation (the "Subsidiary"), have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission or preemptive rights with respect thereto and are not subject to personal liability solely by reason of being securityholders; and none of such securities was issued in violation of the preemptive rights of any holders of any security of the Company or the Subsidiary. The Company has the respective number of (a) authorized and (b) issued and outstanding shares of capital stock set forth in the Memorandum.

      (iv) Each of the Company and the Subsidiary has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Memorandum to be owned or leased by them, respectively, free and clear of all liens, encumbrances, claims, security interests and defects of any material nature whatsoever, other than those set forth in the Memorandum and liens for taxes not yet due and payable.

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      (v)      Except as disclosed in the Memorandum, there is no material litigation or governmental proceeding pending or, to the best of the Company's knowledge, threatened against, or involving the properties or business of the Company or the Subsidiary.

      (vi) Each of the Company and the Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of organization. The Company owns all of the issued and outstanding voting shares of the Subsidiary free and clear of all liens, encumbrances, claims, security interests and defects of any material nature, except pledges and liens in favor of NationsBank N.A. (South) and Mr. Charles E. Bradshaw, Jr. Except as disclosed in the Memorandum, neither the Company nor the Subsidiary owns or controls, directly or indirectly, an interest in any other corporation, limited liability company, partnership, trust, joint venture or other business entity. Each of the Company and the Subsidiary is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which the character of its operations requires such qualification or licensing and where failure to so qualify would have a material adverse effect on either of the Company or the Subsidiary. Each of the Company and the Subsidiary has all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (domestic and foreign) to conduct its businesses as described in the Memorandum; each of the Company and the Subsidiary is doing business in strict compliance with all such authorizations, approvals, orders, licenses, certificates and permits and all foreign, federal, state and local laws, rules and regulations concerning the business in which it is engaged, except where such failure to maintain such compliance would not, individually or in the aggregate, have a material adverse effect on the Company or the Subsidiary. Any disclosures in the Memorandum concerning the effects of foreign, federal, state and local regulation on the Company's or the Subsidiary's business as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact. The Company has all corporate power and authority to enter into this Agreement, the Escrow Agreement and the Subscription Agreements and to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals and orders required in connection herewith and therewith have been obtained or will have been obtained prior to the first Closing of the Offering. No consent, authorization or order of, and no filing with, any court, government agency or other body is required by the Company or the Subsidiary for the issuance of the Securities pursuant to the Memorandum or the Subscription Agreements, except for applicable federal and state securities laws. Neither the Company nor the Subsidiary has, since its respective inception, incurred any liability arising under or as a result of the application of any of the provisions of the Securities Act, the Exchange Act or the Rules and Regulations.

      (vii) To the best knowledge of the Company's officers, there has been no material adverse change in the condition or prospects of either the Company or the Subsidiary, either individually or as a whole, financial or otherwise, from that on the latest dates as of which such condition or prospects, respectively, are set forth in the Memorandum, and the

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    outstanding debt, the property and the business of the Company and the
    Subsidiary conforms in all material respects to the descriptions thereof contained in the Memorandum.

      (viii) Neither the Company nor the Subsidiary is in breach of, or in default under, any term or provision of any indenture, mortgage, deed of trust, lease, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected. Neither the Company nor the Subsidiary is in violation of any provision of its charter or Bylaws or in violation of any franchise, license, permit, judgment, decree or order, or in violation of any statute, rule or regulation. Neither the execution and delivery of this Agreement, the Escrow Agreement or the Subscription Agreements, nor the issuance and sale or delivery of the Securities, nor the consummation of any of the transactions contemplated herein or in the Subscription Agreements, nor the compliance by the Company with the terms and provisions hereof or thereof, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiary or pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company or the Subsidiary may be bound or to which any of the property or assets of the Company or the Subsidiary is subject, except, in each case, for which a waiver has been obtained by the Company or the Subsidiary, as applicable, and delivered to ICG; nor will such action result in any violation of the provisions of the charter or the Bylaws of the Company or the Subsidiary or, assuming the due performance by ICG of its obligations hereunder, any statute or any order, rule or regulation applicable to the Company or the Subsidiary of any court or of any foreign, federal, state or other regulatory authority or other government body having jurisdiction over the Company or the Subsidiary.

      (ix) The Securities and the Subscription Agreements conform in all material respects to all statements in relation thereto contained in the Memorandum.

      (x) Subsequent to the dates as of which information is given in the Memorandum, and except as may otherwise be indicated or contemplated herein or therein, neither the Company nor the Subsidiary has (a) issued any securities or incurred any material liability or obligation, direct or contingent, for borrowed money, or (b) entered into any transaction other than in the ordinary course of business, or (c) declared or paid any dividend or made any other distribution on or in respect of its capital stock.

      (xi) There are no claims for services in the nature of a finder's or origination fee with respect to the sale of the Units.

      (xii) Each of the Company and the Subsidiary owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or

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    other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business (including, without limitation, any such licenses or rights described in the Memorandum as being owned or possessed by the Company or the Subsidiary), and, other than as set forth in the Memorandum, there is no claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the exclusive rights of the Company or the Subsidiary with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company's or the Subsidiary's business; and, the Company's and the Subsidiary's current products, services and processes do not infringe or will not infringe on the patents currently held by any third party.

      (xiii) Neither the Company nor the Subsidiary is under any obligation to pay royalties or fees of any kind whatsoever to any third party with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications, licenses or technology it has developed, uses, employs or intends to use or employ.

      (xiv) Subject to the performance by ICG of its obligations hereunder, the Memorandum and the offer and sale of the Securities comply, and will continue to comply, up to the Termination Date in all material respects with the requirements of Regulation S and Rule 506 of Regulation D, each as promulgated by the Commission pursuant to the Securities Act and any other applicable federal and state laws, rules, regulations and executive orders. Neither the Memorandum nor any amendment or supplement thereto nor any documents prepared by the Company in connection with the Offering will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All statements of material facts in the Memorandum are true and correct as of the date of the Memorandum and will be true and correct on the date of each Closing.

      (xv) Neither the Company, nor the Subsidiary, or any respective affiliate thereof, nor any person acting on its or their behalf, has engaged, directly or indirectly, in any directed selling efforts (as interpreted by appropriate administrative or judicial authorities under Regulation S of the Securities Act) with respect to the Offering.

      (xvi) All taxes which are due and payable from each the Company and the Subsidiary have been paid in full and neither the Company nor the Subsidiary has any tax deficiency or claim outstanding assessed or proposed against it.

      (xvii) The financial statements of the Company and the Subsidiary and the respective notes thereto included in the Memorandum fairly present the financial position, income, changes in cash flow, changes in stockholders' equity and the results of operations of the Company and the Subsidiary at the respective dates and for the respective periods to which they apply. Such financial statements have been prepared in conformity with generally accepted accounting principles and the Rules and Regulations, consistently applied throughout the periods involved. The pro forma financial information included in the

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    Memorandum (A) presents fairly, in all material respects, the information shown therein, (B) have been prepared in all material respects, in accordance with the requirements of Rule 11-02 of Regulation S-X promulgated under the Exchange Act, (C) have been prepared in all material respects in accordance with the Commission's rules and guidelines with respect to pro forma financial information, and (D) have been properly compiled on the bases described therein, and the assumptions used in the preparation of the pro forma financial information and included in the Memorandum are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. There has been no material adverse change or development involving a material prospective change in the condition, financial or otherwise, or in the earnings, prospects, stockholders' equity, value, operations, properties, business or results of operations of the Company or the Subsidiary, whether or not arising in the ordinary course of business, since the date of the financial statements included in the Memorandum; and the outstanding debt, the property, both tangible and intangible, and the businesses of the Company and the Subsidiary conform in all material respects to the descriptions thereof contained in the Memorandum. The financial information set forth in the Memorandum under the headings "Selected Financial Data" and "Plan of Operations" fairly presents, on the basis stated in the Memorandum, the information set forth therein and such financial information has been derived from or compiled on a basis consistent with that of the audited financial statements included in the Memorandum.

5.  Certain Covenants and Agreements of the Company.

    A. The Company covenants and agrees at its expense and without any expense to ICG as follows:

    B. To advise ICG of any adverse change in the Company's or the Subsidiary's financial condition, prospects or business or of any development materially affecting the Company or the Subsidiary or rendering untrue or misleading any material statement in the Memorandum occurring at any time prior to the each Closing as soon as the Company or the Subsidiary is either informed or becomes aware thereof.

    C. To use its best efforts to cause the Securities to be qualified or registered for sale, or to obtain exemptions from such qualification or registration requirements, on terms consistent with those stated in the Memorandum under the securities laws of such jurisdictions as ICG shall reasonably request, provided that such states and jurisdictions do not require the Company to qualify as a foreign corporation. Qualification, registration and exemption charges and fees shall be at the sole cost and expense of the Company. ICG's counsel shall perform the required "Blue Sky" services and all filing and legal fees (such filing and legal fees not to exceed $10,000) and expenses of ICG's counsel relating to such "Blue Sky" matters shall be paid by the Company. The Company shall also pay to ICG's counsel all legal fees (not to exceed $50,000, consisting of $35,000 from this Offering and $15,000 owed to ICG's counsel from a prior terminated offering) and expenses related thereto.

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    D. To provide and to continue to provide to each holder of the Securities, so long as such holder shall remain a security holder of the Company, for a period ending on the earlier of (i) the registration of the Unit Shares, the Note Shares and the Placement Agent Shares under the Securities Act and (ii) five (5) years from the Termination Date, copies of all quarterly and audited annual consolidated financial statements prepared by or on behalf of the Company, other reports prepared by or on behalf of the Company for public disclosure and all documents delivered to the Company's shareholders.

    E. To deliver, with respect to the Company and the Subsidiary, on a consolidated basis where appropriate, for a period of five (5) years following the Termination Date, to ICG, in the manner provided in Section 11(B) of this
Agreement: (i) within forty five (45) days after the end of each of the first three quarters of each fiscal year of the Company, commencing with the first quarter ending after the Termination Date, a statement of its income for each such quarterly period, and its balance sheet and a statement of changes in shareholders' equity as of the end of such quarterly period, all in reasonable detail, certified by its principal financial or accounting officer; (ii) within ninety (90) days after the close of each fiscal year, its balance sheet as of the close of such fiscal year, together with a statement of income, a statement of changes in shareholders' equity and a statement of cash flow for such fiscal year, such balance sheet, statement of income, statement of changes in shareholders' equity and statement of cash flow to be in reasonable detail and accompanied by a copy of the certificate or report thereon of independent auditors; (iii) within ten (10) business days of the end of every month, its balance sheet as of the close of the month, together with a statement of income, a statement of changes in shareholder's equity and a statement of cash flow for such month; and (iv) a copy of all documents, reports and information furnished to its shareholders at the time that such documents, reports and information are furnished to its shareholders.

    F. To apply the proceeds of the Offering in accordance with the "Use of Proceeds" subsection in the "Summary" section Memorandum.

    G. To provide ICG with as many copies of the Memorandum as ICG may reasonably request.

    H. To issue to ICG, or ICG's designee, on the date of each Closing, one (1) share of Common Stock (collectively, the "Placement Agent Shares") for each $50.00 of gross proceeds of the Offering received by the Company at such Closing; any fractional shares to be issued pursuant to this Section 5(G) shall be rounded to the nearest full share of Common Stock.

    I. To ensure that any transactions between or among the Company, the Subsidiary, any of their respective officers or directors, and any of such entities' or persons' respective affiliates be on terms and conditions that are no less favorable to the Company or the Subsidiary, as the case may be, than the terms and conditions that would be available in an "arms' length" transaction with independent third parties.

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    J. To engage an escrow agent and financial printer in connection with the
Offering, in each case acceptable to ICG.

    K. To comply with the terms of the Subscription Agreements, including, but not limited to, each subscriber's rights with respect to registration under the Securities Act of the Unit Shares and the Note Shares.

    L. Not to engage, directly, or through any affiliates, or any person acting on its or their behalf, in any directed selling efforts (as interpreted by appropriate administrative or judicial authorities under Regulation S of the Securities Act) with respect to the Offering.

6.  REGISTRATION RIGHTS.

    A. THE COMPANY'S REGISTRATION.

       As soon as practicable after the date of the first Closing of the Offering, and in any event not later than 60 days thereafter, the Company shall prepare and file with the Commission, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for ICG and the holders of the Placement Agent Shares in order to comply with the provisions of the Securities Act so as to permit a public offering and sale of the Placement Agent Shares by the respective holders thereof (collectively, the "Registration Rights Holders") for a consecutive period (the "Registration Period") ending at such time as, in the written opinion of counsel for the Company, all of the Placement Agent Shares are eligible for public resale without restriction and without registration under the Securities Act.

    B. DEMAND REGISTRATION.

       (i) If the registration statement referred to in Section 6(A) does not become effective within six months after the date of the first Closing of the Offering or the Registration Rights Holders may not resell their Placement Agent Shares without the availability of an exemption from registration under the Securities Act, then Registration Rights Holders representing a Majority (as defined in Section 6(D)(vi) hereof) of the Placement Agent Shares shall have the right, exercisable by written notice to the Company, to have the Company prepare and file with the Commission, one or more registration statements and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for ICG and the Registration Rights Holders in order to comply with the provisions of the Securities Act, so as to permit a public offering and sale, for the Registration Period, of the Placement Agent Shares by such Registration Rights Holders and any other Registration Rights Holders who notify the Company within ten (10) days after receiving notice from the Company of such registration request (as set forth below).

      (ii) The Company covenants and agrees to give written notice of any registration request under this Section 6(B) by any Registration Rights Holder to all other Registration

    Rights Holders within ten (10) days from the date of the receipt of any such registration request.


       (iii) The Company shall use its best efforts to file a registration statement within thirty (30) days of receipt of any demand therefor and to have any registration statement declared effective at the earliest possible time. The Company shall furnish each Registration Rights Holder desiring to sell Placement Agent Shares such number of prospectuses as shall reasonably be requested.

    C. PIGGYBACK REGISTRATION.

      (i) If the registration statement referred to in Section 6(A) does not become effective within six months after the first Closing of the Offering or the effectiveness thereof is not maintained for the duration of the Registration Period or, if for any reason, the Placement Agent Shares may not be resold without the availability of an exemption from registration under the Securities Act, and the Company proposes to register any of its securities under the Securities Act (other than in connection with a merger, acquisition or exchange offer on Form S-4 or pursuant to Form S-8 or successor forms), then the Company will give written notice by registered or certified mail, at least thirty (30) days prior to the filing of each such registration statement, to the Registration Rights Holders of its intention to do so. Upon the written request of any Registration Rights Holder given within ten (10) days after receipt of any such notice of his or her desire to include any Placement Agent Shares in such proposed registration statement, the Company shall afford the Registration Rights Holders the opportunity to have any such Placement Agent Shares registered under such registration statement.

      (ii) Notwithstanding the provisions of this Section 6(C), the Company shall have the right at any time after it shall have given written notice pursuant to this Section 6(C) (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

    D. COVENANTS WITH RESPECT TO REGISTRATION.

      (i) In connection with any registration under any of Sections 6(A), 6(B) and 6(C) hereof, the Company covenants and agrees as follows:

      (ii) The Company shall pay all costs, (excluding fees and expenses of Registration Rights Holder(s)' counsel and any underwriting or selling commissions or other charges of any broker-dealer acting on behalf of Registration Rights Holder(s)), fees and expenses in connection with all registration statements filed pursuant to any of Sections 6(A), 6(B) and 6(C) hereof including, without limitation, the Company's legal and accounting fees and expenses, printing expenses and blue sky fees and expenses.

      (iii) The Company will take all necessary action which may be required in qualifying or registering the securities included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Registration Rights Holder(s), provided that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

      (iv) The Company shall indemnify the Registration Rights Holder(s) and each person, if any, who controls such Registration Rights Holder(s) within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or any other statute, common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Placement Agent Shares under the securities laws thereof or filed with the Commission, any state securities commission or agency, the National Association of Securities Dealers, Inc., The Nasdaq Stock Market or any securities exchange, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements contained therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Registration Rights Holder(s) expressly for use in such registration statement, any amendment or supplement thereto or any application, as the case may be. If any action is brought against the Registration Rights Holder(s) or any controlling person of the Registration Rights Holder(s) in respect of which indemnity may be sought against the Company pursuant to this Section 6(D)(iii), the Registration Rights Holder(s) or such controlling person shall, within thirty (30) days after the receipt of a summons or complaint, notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and payment of reasonable fees and expenses of counsel (which counsel shall be reasonably satisfactory to the Registration Rights Holder(s) or such controlling person), but the failure to give such notice shall not affect such indemnified person's right to indemnification hereunder except to the extent that the Company's defense of such action was materially adversely affected thereby. The Registration Rights Holder(s) or such controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Registration Rights Holder(s) or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, or the Company shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the fees and expenses of attorneys for all of the Registration Rights Holder(s) and/or such controlling person shall be borne by the Company. Except as expressly provided in the previous sentence, in the event that the Company shall have assumed the defense of any such action or claim, the Company shall not thereafter be liable to the Registration Rights Holder(s) or such controlling person in investigating, preparing or defending any such action or claim. The Company agrees to notify promptly the Registration Rights Holder(s) of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the resale of any of the Placement Agent Shares in connection with such registration statement. The Company further agrees that upon demand by an indemnified person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Company has indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Section 6(D)(iii), any such payment or reimbursement by the Company of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against any Registration Rights Holder or such indemnified person as a direct result of any Registration Rights Holder or such person's gross negligence or willful misfeasance will be promptly repaid to the Company.


      (v) The Registration Rights Holder(s), and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the Exchange Act or any other statute, common law or otherwise, arising from written information furnished by or on behalf of such Registration Rights Holder(s), or their successors or assigns, expressly for use in such registration statement. The Registration Rights Holder(s) further agree(s) that upon demand by an indemnified person, at any time or from time to time, they will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Registration Rights Holder(s) have indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Section 6(D) (iv), any such payment or reimbursement by the Registration Rights Holder(s) of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against the Company or such indemnified person as a direct result of the Company or such person's gross negligence or willful misfeasance will be promptly repaid to the Registration Rights Holder(s).


      (vi) In the event of registration of the Placement Agent Shares under Sections 6(A) or 6(B)(i) hereof, the Company shall enter into an underwriting agreement with the managing underwriter, if any, selected for such underwriting by Registration Rights Holders holding a

    Majority of the securities requested to be included in such underwriting. Such agreement shall be satisfactory in form and substance to the Company, a Majority of Registration Rights Holders and such managing underwriter, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The Registration Rights Holders shall be parties to any underwriting agreement relating to an underwritten sale of their securities and may, at their option, require that any or all of the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Registration Rights Holders. Such Registration Rights Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Registration Rights Holders and their intended methods of distribution.

      (vii) For purposes of this Agreement, the term "Majority" in reference to the Placement Agent Shares shall mean in excess of fifty percent (50%) of the then outstanding Placement Agent Shares that (i) are not held by the Company, an affiliate (excluding, if applicable, ICG and its affiliates, officers and directors), officer, creditor, employee or agent thereof or any of their respective affiliates, members of their family, persons acting as nominees or in conjunction therewith and (ii) have not been resold to the public either pursuant to a registration statement filed with the Commission under the Securities Act or in reliance upon Rule 144.

7.  INDEMNIFICATION.

    A. The Company hereby agrees that it will indemnify and hold ICG and each officer, director, shareholder, employee, agent or representative of ICG, and each person controlling, controlled by or under common control of ICG within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which ICG or such indemnified person of ICG may become subject (1) as a result of claims asserted by third parties related to or arising out of the engagements of ICG by the Company pursuant to the terms hereof or in connection therewith and (2) under the Securities Act, the Exchange Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (A) Section 4 and Section 5 of this Agreement, (B) the Memorandum (except those written statements relating to ICG given by an indemnified person for inclusion therein), (C) any application or other document or written communication executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Securities under the securities laws thereof, or any state securities commission or agency; (ii) the omission or alleged omission from documents described in clauses (A), (B) or (C) above of a material fact required to be stated therein or necessary to make the statements therein not misleading; or
(iii) the breach of any representation, warranty, covenant or agreement made by the Company in this Agreement. The Company further agrees that upon demand by an indemnified person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Company has indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Paragraph 7(A), any such payment or reimbursement by the Company of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against ICG or such indemnified person as a direct result of ICG or such person's gross negligence or willful misfeasance will be promptly repaid to the Company.

    B. ICG hereby agrees that it will indemnify and hold the Company and each officer, director, shareholder, employee, agent or representative of the Company, and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Company or such indemnified person of the Company may become subject under the Securities Act, the Exchange Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) the conduct of ICG or its officers, employees or representatives in its acting as placement agent for the Offering or (ii) the breach of any representation, warranty, covenant or agreement made by ICG in this Agreement. ICG further agrees that upon demand by an indemnified person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which ICG has indemnified such person pursuant hereto. Notwithstanding the foregoing provision of this Paragraph 7(B), any such payment or reimbursement by ICG of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against the Company or such indemnified person as a direct result of such person's gross negligence or willful misfeasance will be promptly repaid to ICG.

    C. Promptly after receipt by an indemnified party of notice of commencement of any action cover ed by subparagraph (A) or (B) of this Section 7, the party to be indemnified shall, within five (5) business days, notify the indemnifying party of the commencement thereof; the omission by one indemnified party to so notify the indemnifying party shall not relieve the indemnifying party of its obligation to indemnify any other indemnified party that has given such notice and shall not relieve the indemnifying party of any liability outside of this indemnification if not materially prejudiced thereby. In the event that any action is brought against the indemnified party, the indemnifying party will be entitled to participate therein and, to the extent it may desire, to assume and control the defense thereof with counsel chosen by it which is reasonably acceptable to the indemnified party. After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such paragraph 7(A) or 7(B) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but the indemnified party may, at its own expense, participate in such defense by counsel chosen by it, without, however, impairing the indemnifying party's control of the defense. Subject to the proviso of this sentence and notwithstanding any other statement to the contrary contained herein, the indemnified party or parties shall have the right to choose its or their own counsel and control the defense of any action, all at the expense of the indemnifying party if, (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of the indemnifying party, or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying party; provided, however, that the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstance, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No settlement of any action or proceeding against an indemnified party shall be made without the consent of the indemnifying party.

    D. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in subparagraphs (A) or (B) of this
Section 7 is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, the Company and ICG shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with the investigation or defense of same) which the other may incur in such proportion so that ICG shall be responsible for ten percent (10%) of the aggregate of such losses, claims, damages and liabilities and the Company shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph 7(D), any person controlling, controlled by or under common control with ICG, or any partner, director, officer, employee, representative or any agent of any thereof, shall have the same rights to contribution as ICG and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each officer of the Company and each director of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against the other party under this paragraph 7(D), notify such party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any obligation they may have hereunder or otherwise if the party from whom contribution may be sought is not materially prejudiced thereby. The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified person or any termination of this Agreement.

8.  PAYMENT OF EXPENSES.

            Whether or not the Offering is successfully completed, the Company hereby agrees to bear all of the expenses in connection with the Offering, including, but not limited to the following: filing fees, printing and duplicating costs, advertisements, postage and mailing expenses with respect to the transmission of offering material and, after each Closing, the securities, registrar and transfer agent fees, escrow agent fees and expenses, fees of the Company's counsel and accountants, legal fees (such legal fees not to exceed $50,000, consisting of $35,000 from the Offering, plus $15,000 from a prior terminated offering of the Company) and expenses of ICG's counsel, issue and transfer taxes, if any, and "Blue Sky" filing and fees (such filing and legal fees not to exceed $10,000) and expenses. It is agreed that ICG's counsel shall perform the required Blue Sky legal services. In this connection, Blue Sky applications for registration of the Securities or exemption therefrom shall be made in such states and jurisdictions as shall be reasonably requested by ICG, provided that such states and jurisdictions do not require the Company to qualify as a foreign corporation. In addition, the Company hereby agrees to pay to ICG a non-accountable expense allowance equal to two percent (2%) of the gross proceeds from the sale of the Units.

9.  CONDITIONS OF THE CLOSINGS

    Each Closing shall be held at the New York City offices of ICG's counsel. The obligations of ICG hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company herein as of the date hereof and as of each Closing with respect to the Company and the Subsidiary as if it had been made on and as of each Closing; the accuracy on and as of each Closing of the statements of the officers of the Company made pursuant to the provisions hereof; and the performance by the Company on and as of each Closing of its covenants and obligations hereunder and to the following further conditions:

    A. At each Closing, ICG shall receive the opinion of Olle, Macaulay & Zorrilla, P.A., counsel to the Company, dated as of the date of such Closing, which opinion shall be in form and substance reasonably satisfactory to counsel for ICG, to the effect that:

       (i) The execution, delivery and performance of each of this Agreement, the Escrow Agreement and the Subscription Agreements has been duly and validly authorized by the Company and such agreement is valid and binding agreement of the Company, enforceable in accordance with its terms. The Notes constitute valid and binding obligations of the Company to issue and sell, upon conversion thereof in accordance with their terms, the number and type of securities of the Company called for thereby. The Securities to be issued and sold by the Company in connection with the Memorandum, this Agreement, the Subscription Agreements and the Notes (as the case may be) have been duly authorized and, when issued and paid for in accordance with the Memorandum, this Agreement, the Subscription Agreements and the Notes (as the case may be), the certificates representing each of the Securities, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability to third parties solely by reason of being such holders; such securities are not and will not be subject to the preemptive rights of any shareholder of the Company; and all corporate action required to be taken for the authorization, issuance and sale of such securities has been duly and validly taken by the Company. The Securities conform in all material respects to the description thereof contained in the Memorandum and the Subscription Agreements. No transfer tax is payable by or on behalf of ICG or the Company in connection with the issuance and sale of any of the Securities or the consummation of the Company's obligations under this Agreement.

      (ii) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada. The Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Colorado. Each of the Company and the Subsidiary is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing. Each of the Company and the Subsidiary has all requisite corporate power and authority, all authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies to own or lease its properties and conduct its business (or proposed business) as described in the Memorandum and, assuming that the Company and the Subsidiary are conducting business as described in the Memorandum, the Company and the Subsidiary are doing business in compliance with all such authorizations, approvals, orders, licenses, certificates and permits and all federal, state and local laws, rules and regulations concerning the business in which the Company is engaged.

      (iii) All issued and outstanding securities of each of the Company and the Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission or preemptive rights with respect thereto and are not subject to personal liability solely by reason of being securityholders; and none of such securities was issued in violation of the preemptive rights of any holders of any security of the Company or the Subsidiary. The Company has the respective number of (a) authorized and (b) issued and outstanding shares of capital stock as set forth in the Memorandum.

      (iv) There is no material litigation or governmental proceeding pending or, to the best of the such counsel's knowledge, threatened against, or involving the properties or businesses of the Company or the Subsidiary, except as disclosed in the Memorandum.

      (v) To the best of such counsel's knowledge, neither the Company nor the Subsidiary is in breach of, or in default under, any term or provision of any indenture, mortgage, deed of trust, lease, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected. Neither the Company nor the Subsidiary is in violation of any provision of its charter or Bylaws or in violation of any franchise, license, permit, judgment, decree or order, or in violation of any statute, rule or regulation. Neither the execution and delivery of this Agreement, the Escrow Agreement or the Subscription Agreements, nor the issuance and sale or delivery of the Securities, nor the consummation of any of the transactions contemplated herein or in the Subscription Agreements, nor the compliance by the Company with the terms and provisions hereof or thereof, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiary or pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company or the Subsidiary may be bound or to which any of the property or assets of either of the Company or the Subsidiary is subject, except, in each case, for which a waiver has been obtained and delivered by the Company or the Subsidiary, as the case may be, to ICG or liens created in favor of the holders of the Notes; nor will such action result in any violation of the provisions of the charter or the Bylaws of the Company or the Subsidiary or, assuming the due performance by ICG of its obligations hereunder, any statute or any order, rule or regulation applicable to the Company or the Subsidiary of any court or of any foreign, federal, state or other regulatory authority or other government body having jurisdiction over the Company or the Subsidiary.

       (vi) Assuming that each U.S. Person that purchases Units is an Accredited Investor and that each other purchaser of Units is a not a U.S. person, that the representations made by the Company and ICG in this Agreement are true and correct at all times during the Offering Period and at the time of each Closing, that ICG has complied with the provisions of this Agreement, Regulation S and of Section 502(C) of Regulation D and that a Form D will be filed in accordance with the provisions of Section 503 of Regulation D, no registration under the Securities Act is required in connection with the sale and issuance of any of the Securities. The offering and sale of the Securities in the manner contemplated by this Agreement, the Subscription Agreement and the Memorandum will not be integrated with any offering made before the offer and sale of such securities in a manner that would render unavailable any exemption from registration under the Securities Act.

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   In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance satisfactory to ICG's counsel) of other counsel acceptable to ICG's counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company or the Subsidiary and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company or the Subsidiary, provided that copies of any such statements or certificates shall be delivered to ICG's counsel if requested. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and that ICG and they are justified in relying thereon. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991) or any comparable state accord.

         Such counsel shall state that it has participated in conferences with officers and other representatives of the Company during which the contents of the Memorandum were discussed. Although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of any statements contained in the Memorandum, such counsel shall state that, on the basis of the foregoing, nothing has come to such counsel's attention to lead them to believe that the Memorandum, as of the date thereof and the date of such opinion, contained or contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except for the financial statements, notes thereto and other statistical and financial information included therein or omitted therefrom, as to which such counsel need express no opinion).

    B. At or prior to each Closing, counsel for ICG shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Agreement and the Memorandum, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

    C. At and prior to each Closing, (i) there shall have been no material adverse change nor development involving a prospective change in the condition or prospects or the business activities, financial or otherwise, of the Company or the Subsidiary from the latest dates as of which such respective condition is set forth in the Memorandum; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company or the Subsidiary which has not been disclosed in the Memorandum or to ICG in writing; (iii) neither the Company nor the Subsidiary shall be in default under any provision of any instrument relating to any outstanding indebtedness for which a waiver or extension has not been otherwise received; (iv) neither the Company nor the Subsidiary shall have issued any securities (other than those set forth in the Memorandum) or declared or paid any dividend or made any distribution of

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its capital stock of any class and there shall not have been any material change in the respective indebtedness (long or short term) or liabilities or obligations of either of the Company or the Subsidiary (contingent or otherwise), except as contemplated by the Memorandum; (v) no material amount of the assets of the Company or the Subsidiary shall have been pledged or mortgaged, except as indicated or contemplated in the Memorandum or otherwise in the ordinary course of business; and (vi) no material action, suit or proceeding, at law or in equity, against the Company or the Subsidiary or affecting any of their respective properties or businesses shall be pending or threatened before or by any court or federal or state commission, board or other administrative agency, domestic or foreign, wherein an unfavorable decision, ruling or finding could materially adversely affect the business, prospects or financial condition or income of either the Company or the Subsidiary.

    D. At each Closing, ICG shall have received a certificate of the Company and the Subsidiary signed by their respective president and chief financial officer, dated as of the date of such Closing, to the effect that the conditions set forth in the preceding paragraph have been satisfied and that, as of the date of such Closing, the representations and warranties of the Company set forth herein are true and correct.

    E. At or prior to the first Closing, the Company or the Subsidiary, as the case may be, shall have received written consents or waivers for the issuance of the Notes from any third parties from which such consents are required.

    F. At each Closing, the Company shall have duly executed and delivered to ICG's counsel, as agent for the respective holders thereof, the appropriate securities underlying the Units in the names and denominations specified by ICG.

    G. At each Closing, the Company shall have duly executed and delivered to ICG, or its designees, the Placement Agent Shares in the names and denominations specified by ICG.

10. TERMINATION.

    This Agreement shall terminate if a Closing does not take place on or before seven (7) business days following the Termination Date or as soon thereafter as the funds received from subscriptions have cleared the banking system in the normal course of business. Either ICG or the Company may terminate the Offering in its sole discretion prior to any Closing hereunder. In the event that the Company determines to terminate the Offering from and after the date hereof through the end of the Offering Period for any reason other than ICG's breach of the terms of this Agreement, and ICG is willing to proceed, then the Company shall pay to ICG a fee as compensation for services and as liquidated damages, in lieu of any and all other damages, in the amount of one hundred thousand dollars ($100,000) together with reasonable documented expenses which shall be reimbursed as otherwise contemplated hereunder, which amount the parties view as a reasonable estimate of ICG's compensation for damages which might otherwise be difficult to ascertain. Upon such termination, all Subscription Agreements and payments for Units not previously delivered to the purchasers thereof, shall be returned to the respective subscribers, without interest thereon or deduction therefrom, ICG shall have no further obligation to the Company, and the Company shall have no obligation to ICG, except in each case as otherwise provided herein.

11. MISCELLANEOUS.

    A. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all which shall be deemed to be one and the same instrument.

    B. Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed effective when deposited in the United States mail, postage prepaid, or when received if personally delivered or faxed, addressed as follows:

To ICG:

      International Capital Growth, Ltd.
      660 Steamboat Road
      2nd Floor
      Greenwich, Connecticut  06830
      Fax:  (203) 861-7757
      Attention:  Michael S. Jacobs
                  Senior Vice President

with a copy to:

      Orrick, Herrington & Sutcliffe LLP
      666 Fifth Avenue
      18th Floor
      New York, New York  10103
      Fax:  (212) 506-5151
      Attention:  Rubi Finkelstein, Esq.

To the Company:

      First American Railways, Inc.
      3700 North 29th Avenue, Suite 202
      Hollywood, Florida  33020
      Fax:  (954) 920-0602
      Attention:  Raymond Monteleone
                  President
with a copy to:

      Olle, Macaulay & Zorrilla, P.A.
      1402 Miami Center
      201 South Biscayne Blvd.
      Miami, Florida  33131
      Fax:  (305) 358-9617
      Attention:  Dennis J. Olle, Esq.

or to such other address of which written notice is given to the others.

    C. This Agreement shall be governed by and construed in all respects under the laws of the State of New York, without reference to its conflict of laws rules or principles. Any suit, action, proceeding or litigation arising out of or relating to this Agreement or the transaction contemplated hereby shall be brought and prosecuted in such federal or state court or courts located within the State of New York as provided by law. The parties hereby irrevocably and unconditionally consent to the jurisdiction of each such court or courts located within the State of New York and to service of process by registered or certified mail, return receipt requested, or by any other manner provided by applicable law, and hereby irrevocably and unconditionally waive any right to claim that any suit, action, proceeding or litigation so commenced has been commenced in an inconvenient forum.

    D. This Agreement and the other agreements referenced herein contain the entire understanding between the parties hereto and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

    E. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                              FIRST AMERICAN RAILWAYS, INC.

                              By:_____________________________
                                 Raymond Monteleone
                                 President

INTERNATIONAL CAPITAL GROWTH, LTD.

By:__________________________
   Michael S. Jacobs
   Senior Vice President

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